SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 13, 2006
Alpharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8593	22-2095212

(State or other jurisdiction of	(Commission File	(IRS Employer Identification)
incorporation)	Number)
One Executive Drive, Fort Lee, New Jersey 07024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(201) 947-7774
Not Applicable
(Former name or former address, if changed since
last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure.
          On December 13, 2006, Alpharma Inc. (the “Company”) distributed to certain investors at an Investor Meeting and made available on its website at www.alpharma.com under the Investors’ Support, Investor Meeting section, a presentation (“Presentation”) dated December 13, 2006, providing certain information about the Company. The Presentation is furnished under this Item 7.01 pursuant to Regulation FD and is included as Exhibit 99.1 to this report.
          The information in the preceding paragraph, as well as in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This current Report will not be deemed an admission as to the materiality of any information in this current Report that is required to be disclosed solely by Regulation FD.
ITEM 9.01 Financial Statements and Exhibits.
The following Exhibit is filed as a part of this report:
99.1 Company Presentation dated December 13, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC.

By:	/s/ Jeffrey Campbell

Name:	Jeffrey Campbell
Title:	Interim Chief Financial Officer
Date: December 13, 2006